UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2015
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Registrant’s telephone number, including area code)
(512) 837-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	1
Signature	2

Item 8.01	Other Events
As part of an internal operation review of the life insurance products issued by our subsidiary insurance companies, the Company’s management determined during the first quarter of 2015 that a substantial portion of its endowment policies and whole life insurance policies do not qualify for the favorable U.S. federal income tax treatment afforded by Sections 7702 and 7702A of the Internal Revenue Code of 1986. The policies at issue were primarily sold to non-U.S. citizens residing abroad. The failure of these policies to qualify under Sections 7702 and 7702A is expected to result in charges to the Company’s consolidated financial statements for the fiscal year ended December 31, 2014. At present, the Company is unable to quantify with reasonable certainty the magnitude of the charge expected to result from this tax compliance issue, but it is expected to be material to the Company’s financial condition and 2014 results of operations.

The Company has retained an independent actuarial firm to assist it with the analysis of this issue. The Company is presently working with this actuarial firm and its independent auditor to determine the magnitude of the effect this issue will have on the Company’s financial condition and results of operation. However, until this analysis is complete, the Company cannot estimate the amount or range of the expected charge and will not be able to complete its Annual Report on Form 10-K for 2014 on a timely basis without unreasonable effort or expense. The Company intends to file a Form 12b-25 with the SEC on or prior to March 17, 2015. At present, the Company believes it will be able to file its Annual Report on Form 10-K for 2014 within the fifteen day extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, but no assurance can be given that it will be able to do so.

In its Current Report on Form 8-K filed by the Company on January 16, 2015, the Company announced a conference call for March 12, 2015 to discuss its operating results for the fourth quarter and the year ended December 31, 2014. This call is cancelled.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the Commission, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President
Date: March 11, 2015

2